ASSIGNMENT

FOR VALUE RECEIVED, The Sawmill Trust with an address c/o A. Mitchell Greene, Robinson Brog Leinwand Greene Genovese & Gluck P.C., 1345 Avenue of the Americas, New York, New York 10105, as Assignor, hereby sells, assigns and transfers to Vycor Medical LLC, as Assignee, and its successors, assigns and legal representatives, Assignor's entire right, title and interest (including as assignee of John R. Mangiardi, pursuant to that certain Assignment dated the date hereof, a copy of which is annexed hereto), for all countries in and to a certain invention entitled **SURGICAL ACCESS INSTRUMENTS FOR USE WITH DELICATE TISSUES** and described in an application for Letters Patent Serial No. 11/155,175 filed in the United States Patent Office on June 17, 2005 and a certain invention entitled **SURGICAL ACCESS INSTRUMENTS FOR USE WITH SPINAL SURGERY** and described in a provisional application for Letters Patent Serial No. 60/692,959 filed in the United States Patent Office on June 22, 2005 in the United States Receiving Office, and as described and/or claimed in any and all applications for Letters Patent based thereon, including any divisions, continuations, continuation-in-parts, reissues, re-examinations and extensions thereof, as well as all foreign counterparts thereof, together with all Letters Patent issuing on any of the aforesaid applications for Letters Patent, and the technical know how related thereto, the same to be held and enjoyed by assignee, its successors, assigns or other legal representatives, to the full ends of the terms of all said Letters Patents therefore which may be granted, and all rights and privileges under any and all Letters Patent that may be granted therefore.

Assignor hereby authorizes Assignee to make applications for and to receive Letters Patent for said inventions in any foreign countries in its own name or in Assignor's own name at its election.

Assignor requests that any and all patents for said inventions be issued to said Assignee, its successors, assigns and legal representatives, or to such nominees as it may designate.

Assignor agrees that, when requested, it will, without charge to said Assignee but at Assignee's expense, sign all papers, take all rightful oaths, and do all acts which may

be necessary, desirable or convenient for securing and maintaining patents for said inventions in any and all countries and for vesting title thereto in said Assignee, its successors, assigns and legal representatives or nominees.

Assignor authorizes and empowers the Assignee, its successors, assigns and legal representatives and nominees, to invoke and claim for any applications for patent or other form of protection for said inventions filed by it of them, the benefit of the right of priority provided by the International Convention of the Protection of Industrial Property, as amended, or by any convention which may henceforth be substituted for it, and to invoke and claim such right of priority without further written authorization from me.

Assignor will, upon the request and at the expense of Assignee, execute continuations, divisions, reissues, or any other additional applications for Letters Patent for said inventions or any part or parts thereof, all of which applications and any Letters Patent issuing thereon are hereby assigned to Assignee, and will make all rightful oaths, and do all lawful acts requisite for procuring the same therein, at the expense of Assignee, its successors, assigns or other legal representatives.

Assignor hereby consents that copies of this Assignment shall be deemed a full legal and formal equivalent of any assignment, consent to file or like documents which may be required in any country for any purpose and more particularly in proof of the right of the said Assignee or nominee to claim the aforesaid benefit of the right of priority provided by the International Convention for the Protection of Industrial Property, as amended, or by any convention which may henceforth be substituted for it.

Assignor covenants with said Assignee, its successors, assigns and legal

representatives, that the rights and property herein conveyed are free and clear of any encumbrance, and that Assignor has full right to convey the same as herein expressed.

Dated: as of September 17, 2005

THE SAWMILL TRUST

By:____________________________

Name: A. Mitchell Greene
Title: Trustee